UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2011 (June 21, 2011)
Date of Report (Date of earliest event reported)

EDUTOONS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-168587	27-2701563
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 East 52nd Street, 10th Floor, New York, NY  10022
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 319-1754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2011, Ms. Charlotte Veal resigned as the Vice-President and Secretary of EDUtoons, Inc. (the “Company”).   Ms. Veal’s resignation was not the result of any disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, policies, and practices.

Item 9.01     Financial Statements and Exhibits.

(a)             Not applicable.
(b)             Not applicable.
(c)             Not applicable.
(d)             Exhibits

Exhibit No.	Description
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 24, 2011	EDUtoons, Inc.

	By:	/s/ Eileen Russell
Name: Eileen Russell
Title: Chief Executive Officer